AMERICAN AADVANTAGE FUNDS
AMR Class
Institutional Class
PlanAhead Class

Supplement dated October 11, 2000 to the Statement of Additional Information dated March 1, 2000

The second non-fundamental investment restriction on page five is changed to read as follows:

2. Purchase securities on margin or effect short sales (except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities).


The third paragraph under Yield and Total Return Quotations on page 23 is hereby changed to read:

In reports or other communications to shareholders or in advertising material, each class of a Fund may from time to time compare its performance or annual operating expense ratio with those of other mutual funds in rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., iMoneyNet, Inc. and other similar independent services which monitor the performance of mutual funds or publications such as the "New York Times," "Barrons" or the "Wall Street Journal." Each class of a Fund may also compare its performance with various indices prepared by BARRA, Frank Russell, Standard & Poor's, Merrill Lynch, Morgan Stanley or Lehman Brothers or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. The comparison may be accompanied by a discussion of the tenets of value investing versus growth investing.


The following three sentences are hereby added at the end of the last paragraph under Yield and Total Return Quotations on page 23:

The Funds may also publish advertisements or shareholder communications that discuss the principles of diversification and asset allocation. The Funds may also discuss the benefits of diversification across investment managers, which include reduced portfolio volatility, lower overall risk, and access to multiple leading managers within one Fund. The Funds may suggest specific asset allocation models based on an investor's risk tolerance and time horizon.